                               No. 003889 of 1996

                          IN THE HIGH COURT OF JUSTICE
                               CHANCERY DIVISION
                                COMPANIES COURT
                               MR REGISTRAR JAMES

                               4th September 1996

                                IN THE MATTER OF
                               AUTOMATED SECURITY
                                 (HOLDINGS) PLC

                                    - and -

                                IN THE MATTER OF
                             THE COMPANIES ACT 1985


                                ----------------

                                   O R D E R

                                ----------------


                                Clifford Chance
                             200 Aldersgate Street
                                London EC1A 4JJ

                                Tel 071 600 1000

                           Solicitors for the Company








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IN THE HIGH COURT OF JUSTICE                                 No. 003889 of 1996
CHANCERY DIVISION
COMPANIES COURT
MR REGISTRAR JAMES

                    Wednesday the 4th day of September 1996

               IN THE MATTER OF AUTOMATED SECURITY (HOLDINGS) PLC

                                    - and -

                    IN THE MATTER OF THE COMPANIES ACT 1985

                               -----------------

UPON THE PETITION of the above named AUTOMATED SECURITY (HOLDINGS) PLC (hereinafter called the "Company") whose registered office is situate at The Clock House, The Campus, Hemel Hempstead, Hertfordshire HP2 7TL

AND UPON HEARING Counsel for the Company and for ADT as defined in the Scheme of Arrangement hereinafter sanctioned

AND ADT by its Counsel submitting to be bound by the Scheme of Arrangement hereinafter sanctioned and undertaking to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to the said Scheme of Arrangement

AND UPON READING the documents recorded on the Court file as having been read

THE COURT HEREBY SANCTIONS the Scheme of Arrangement set forth in the Schedule hereto

AND IT IS ORDERED that the Company deliver an Office Copy of this Order to the Registrar of Companies.







                                        Stamp of: High Court of Justice in
                                                  England and Wales Chancery
                                                  Division, Companies Court
                                                  4 Sep 1996

IN THE HIGH COURT OF JUSTICE                                 No. 003889 of 1996
CHANCERY DIVISION
COMPANIES COURT

               IN THE MATTER OF AUTOMATED SECURITY (HOLDINGS) PLC

                                    - and -

                    IN THE MATTER OF THE COMPANIES ACT 1985

                        ------------------------------

                             SCHEME OF ARRANGEMENT

                                   - under -

                     SECTION 425 OF THE COMPANIES ACT 1985

                                  - between -

                       AUTOMATED SECURITY (HOLDINGS) PLC

                                    - and -

                                 the holders of

                        (1)  the Scheme Ordinary Shares;

                         (2)  the 5% Preference Shares;

                         (3)  the 6% Preference Shares;

                   (all as respectively hereinafter defined)

                                    - and -

                                  ADT LIMITED

                       ------------------------------

                                  PRELIMINARY


(A) In this Scheme, unless inconsistent with the subject or context, the following expressions shall have the following meanings namely:

"ADT"                                    ADT Limited

"ADT Common Shares" or
"Common Shares"                          common shares of US$0.10 each in the
                                         capital of ADT

"Business Day"                           a day (excluding Saturdays and public
                                         holidays) on which banks are open for
                                         business in London

"Consideration Common Shares"            ADT Common Shares to be issued as
                                         consideration under the Scheme

"Effective Date"                         date on which this Scheme becomes
                                         effective in accordance with its terms

"ASH" or the "Company"                   Automated Security (Holdings) PLC

"Ordinary Shares"                        ordinary shares of 10p each in the
                                         capital of ASH

"5% Preference Shares"                   5 per cent. convertible cumulative
                                         redeemable preference shares of
                                         British Pound Sterling 1
                                         each in the capital of ASH

"6% Preference Shares"                   6 per cent. convertible cumulative
                                         redeemable preference shares of
                                         British Pound Sterling 1
                                         each in the capital of ASH

"Preference Shares"                      5% Preference Shares and 6% Preference
                                         Shares

"Record Date"                            Business Day immediately preceding the
                                         Effective Date

"Scheme" this scheme of arrangement in its present form or with any modification, addition or condition approved or imposed by the Court

"Scheme Ordinary Shares"                 such of the Ordinary Shares as are in
                                         issue on the date hereof together with
                                         such Ordinary Shares (a) as shall be in
                                         issue at the close of business on the
                                         Business Day prior to the date of the
                                         Ordinary Court Meeting and (b) if any,
                                         as shall be issued thereafter and
                                         before the close of business on the
                                         Record Date in respect of which the
                                         allottees thereof have agreed to be
                                         bound by this Scheme

"Scheme Shares"                          Scheme Ordinary Shares and Preference
                                         Shares



and where the context so admits or requires, the plural includes the singular and vice versa.

(B) The authorised share capital of ASH at the date of this Scheme is British Pound Sterling 77,000,000 divided into 200,000,000 Ordinary Shares of which 119,572,497 have been issued and are fully paid and the remainder are unissued; 15,000,000 5% Preference Shares of which 7,867,040 have been issued and are fully paid and the remainder are unissued; and 42,000,000 6% Preference Shares of which 40,760,788 have been issued and are fully paid and the remainder are unissued.

(C) ADT was incorporated in Bermuda on 28 September 1984 as an exempted company and has an authorised share capital of US$147,750,000 divided into 220,000,000 Common Shares of which 133,689,020 have been issued and are fully paid and the remainder are unissued; 125,000,000 convertible cumulative redeemable preference shares of US$1 each none of which is in issue; 225,000 5-3/4 per cent. convertible cumulative preference shares of US$1 each of which 756 have been issued and are fully paid and the remainder are unissued; 500,000 6 per cent. convertible cumulative redeemable preference shares of US$1 each of which 4,180 have been issued and are fully paid and the remainder are unissued; and 25,000 exchangeable redeemable preference shares 2005 of US$1 each none of which is in issue.

(D) ADT has agreed to appear by Counsel on the hearing of the Petition to sanction this Scheme and to undertake to the Court to be bound thereby and to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to this Scheme.

                                   THE SCHEME

1.       Transfer of the Scheme Shares

1.1 On the Effective Date, ADT shall acquire all the Scheme Shares free from all liens, charges, equities, and encumbrances and together with all rights at the date of this Scheme or hereafter attached thereto.

1.2 For such purpose the Scheme Shares shall be transferred to ADT or to its nominees and to give effect thereto any person may be appointed by ADT to execute as transferor an instrument of transfer of any such Scheme Shares and every instrument of transfer so executed shall be as effective as if it had been executed by the holder or holders of the Scheme Shares thereby transferred.

2.       Consideration

2.1 In consideration for the transfer of the Scheme Shares ADT shall, subject as herein otherwise provided, on the Effective Date allot and issue credited as fully paid to the persons who at the close of business on the Record Date are the holders of Scheme Shares, the following:

         for every 92 Scheme Ordinary Shares                    3 ADT Common Shares
         for every 31 5% Preference Shares                      2 ADT Common Shares and
         for every 31 6% Preference Shares                      2 ADT Common Shares.

2.2 In consideration for the transfer of the Scheme Shares, no fraction of an ADT Common Share will be allotted pursuant to the provisions of this Scheme but ADT will pay cash to a holder of Scheme Shares in respect of such fractional entitlement. The value of the cash paid for such fractional entitlement shall be determined by multiplying such fractional entitlement by the closing price of an ADT Common Share on the New York Stock Exchange on the Effective Date. Holders of Scheme Shares with registered addresses in the UK will receive cheques in sterling drawn on an appropriate UK clearing bank with such sterling amount calculated by reference to the spot exchange rate between the US dollar and sterling (as quoted by the Bank of England) at the close of business on the Effective Date. All other holders of Scheme Shares will receive cheques denominated in US dollars and drawn on an appropriate US bank.

2.2 The Consideration Common Shares shall rank pari passu in all respects with all other ADT Common Shares in issue on the Effective Date including for all dividends or distributions made, paid or declared thereon following the Effective Date.

3.       Certificates for Scheme Shares

From and including the Effective Date, all certificates representing holdings of Scheme Shares shall cease to have effect as documents of title to the Scheme Shares comprised therein and each holder of any of the Scheme Shares shall be bound at the request of ADT to deliver to ADT the certificate(s) for his or her holding(s) thereof.

4.       Operation of the Scheme

4.1 The Scheme shall become effective as soon as an office copy of the Order of the High Court sanctioning the Scheme under Section 425 of the Companies Act 1985 shall have been duly delivered to the Registrar of Companies in England and Wales for registration.

4.2 Unless the Scheme shall have become effective on or before 31 October 1996, or such later date, if any, as ASH and ADT may agree and as the Court may allow, the Scheme shall never become effective.

4.3 If the Scheme shall not be approved by the requisite majority at the meeting of any class or classes of

         Scheme Preference Shares convened by Order of the Court or if the Scheme shall not be sanctioned in respect of any such class or classes, the Scheme shall nevertheless, but only with the consent of ADT, be capable of taking effect with respect to the Scheme Ordinary Shares and, if appropriate, the other class of Preference Shares and all necessary modifications to the Scheme shall be made accordingly.

5.       Despatch of consideration

5.1 ADT, shall, within 21 days after the Effective Date, unless prohibited by law, send to the allottees certificates for the Consideration Common Shares and send cheques to the holders of Scheme Shares entitled thereto in accordance with Clause 2.2 of this Scheme. If, in respect of any holder of Scheme Shares with a registered address outside the UK, ADT is advised that the issue of Consideration Common Shares pursuant to Clause 2.1 of the Scheme would infringe the laws of any jurisdiction outside the UK, or would require ADT to observe any governmental or other consent or any registration, filing or other formality, ADT may determine that no Consideration Common Shares shall be allotted to such holder pursuant to Clause 2.1 but shall instead be allotted and issued to a nominee appointed by ADT, as trustee for such holder, on terms that the nominee shall as soon as practicable following the Effective Date sell the Consideration Common Shares so allotted and issued at the best price which can reasonably be obtained and shall account by cheque for the net proceeds of such sale (after the deduction of all expenses and commissions, including any value added tax payable thereon) by sending a cheque to the holder of such Scheme Shares in accordance with the provisions of Clause 5.2 of this Scheme within seven days of any such sale.

5.2 All certificates required to be sent by ADT pursuant to this Scheme and all cheques required to be sent by ADT or the nominee referred to in Clause 5.1 shall be sent through the post in prepaid envelopes addressed to the persons entitled thereto at their respective registered addresses as appearing in the register of members of ASH at the close of business on the Record Date (or, in the case of joint holders, to the address of that one of the joint holders whose name stands first in the register in respect of such joint holding) or in accordance with any special instructions regarding communications, and neither ADT nor the nominee shall be responsible for any loss or delay in transmission.

5.3 Each mandate in force at the close of business on the Record Date relating to dividends on any Scheme Shares or the issue of Ordinary Shares in lieu of cash dividends and each instruction given to ASH relating to notices and communications shall, unless and until varied or revoked, be deemed as from the Effective Date to be also an effective mandate or instruction to ADT in relation to the corresponding Consideration Common Shares then allotted and issued pursuant to this Scheme.

6.       Consent to modifications

ASH and ADT may jointly consent on behalf of all persons concerned to any modification of, or addition to, the Scheme or to any condition which the Court may approve or impose.

Dated 22 July 1996